UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Aravive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LyondellBasell Tower

1221 McKinney Street, Suite 3200

Houston, Texas 77010

(Address of principal executive offices, including zip code)

(936) 355-1910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to Chief Executive Officer’s Offer Letter

On February 28, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Aravive, Inc. (the “Company”) approved an amendment (the “Amendment”) to the offer letter entered into by Jay Shepard, the Company’s Chief Executive Officer, on May 12, 2015, as amended on February 6, 2019 (the “Offer Letter”), to set his annual salary at a rate of $500,000 with a target bonus equal to 50% of his annual base salary. The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Option Grants

On February 28, 2019, the Committee approved grants of options to purchase shares of the Company’s common stock to Mr. Shepard, Dr. Gail McIntyre, the Company’s Chief Scientific Officer, Vinay Shah, the Company’s Chief Financial Officer and Kevin Haas, the Company’s Vice President/Finance and Principal Accounting Officer as follows: options to purchase 116,000 shares of common stock, options to purchase 53,000 shares of common stock, options to purchase 38,000 shares of common stock, and options to purchase 18,000 shares of common stock, respectively. These options have an exercise price of $5.83 per share, vest pro rata over 48 months and expire ten years after issuance.

Amendment to 2014 Equity Incentive Plan

In addition, on February 28, 2019, the Board of Directors approved an amendment to the Company’s 2014 Equity Incentive Plan (the “First Amendment”) to increase to 173,913 shares of common stock the maximum number of shares that may be granted to any one participant during any one calendar year as subject to options, stock appreciation rights and other stock awards the value of which is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of the common stock on the date the stock award is granted. The foregoing summary of the First Amendment to the 2014 Equity Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Jay Shepard Offer Letter dated as of February 28, 2019

10.2	First Amendment to 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAVIVE, INC. (Registrant)

Date: March 6, 2019	By:	/s/ Jay P. Shepard
	Name:	Jay P. Shepard
	Title:	Chief Executive Officer